UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of earliest event reported:                     September 1, 1997
                                    ----------------------------------


                          UCI Medical Affiliates, Inc.
             (Exact name of registrant as specified in its charter)


     Delaware                                                0-13265                      59-2225346
(State or other jurisdiction of incorporation)       (Commission File Number) (IRS Employer Identification No.)


1901 Main Street, Suite 1200, Mail Code 1105, Columbia, South Carolina 29201
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:        (803) 252-3661
                                                         -----------------


                          No Change
            (Former name or former address, if changed since last report.)












This document contains a total of      9      pages.

This Form 8-K/A amends that certain Form 8-K filed with the Securities and Exchange Commission on September 3, 1997 by UCI Medical Affiliates, Inc., a Delaware corporation (the "Company"), and that certain Form 8-K/A filed with the Securities and Exchange Commission on November 13, 1997, and is filed to include certain revised pro forma financial information required by Item 7 of Form 8-K.

Item 7.  Financial Statements and Exhibits


         a)    Financial Statements of Business Acquired

              The financial statements for Clifton G. Aycock, M.D. the business acquired by the wholly-owned subsidiary of the Company, were included in that certain Form 8-K/A filed with the Securities and Exchange Commission on November 13, 1997.

         b)    Pro Forma Financial Information

              The revised pro forma financial information for Clifton G. Aycock, M.D., the business acquired by the wholly-owned subsidiary of the Company, is included in this report beginning on page 3.

         c)    Exhibits

              The following exhibit is incorporated by reference to the exhibit of the same number filed with the Company's Form 8-K filed on September 3, 1997.

              Exhibit 2.1 - Merger Agreement dated and executed on September 2, 1997, to be effective as of September 1, 1997 by, between and among UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation ("UCI of SC"), Doctor's Care, P.A., a South Carolina professional corporation ("Doctor's Care"); Clifton G. Aycock, M.D., a South Carolina resident ("Seller"); and Schumacher Group, Inc., a Louisiana corporation ("Landlord"). (Previously filed as an Exhibit to that certain Form 8-K/A on November 13, 1997.)

                          UCI Medical Affiliates, Inc.
                                  Pro Forma Combining Statement of Operations and Accumulated
                                                 Deficit   for  the  year  ended
                                                 September 30, 1996
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of September 30, 1996 per the Company's Annual Report and Clifton G. Aycock, M.D. as of December 31, 1996 appearing in item 7(a) of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Clifton G. Aycock, M.D. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.

                                     UCI Medical        Clifton G.        Pro Forma              Pro Forma
                                   Affiliates, Inc.    Aycock, M.D.      Adjustments              Combined
                                  ----------------    --------------    ---------------       -----------------

Revenue                           $   23,254,351      $    136,842      $                     $   23,391,193
Operating costs                        21,525,421           46,004             (76,000) (a)      21,495,425
                                  ----------------    --------------    ---------------       -----------------
  Operating margin                      1,728,930           90,838              76,000            1,895,768

General and administrative
   expenses                               148,637           22,012                 --               170,649
Depreciation and amortization             961,115               --               2,859  (b)         963,974
                                  ----------------    --------------    ---------------       -----------------
  Income from operations                  619,178           68,826              73,141              761,145

Interest expense, net                    (582,937)              --              (1,172) (c)        (584,109)
Gain on equipment                           2,105               --                 --                 2,105
                                  ----------------    --------------    ---------------       -----------------

Income before income tax                   38,346           68,826              71,969              179,141
Income tax benefit (expense)              427,733               --                 --               427,733
                                  ----------------    --------------    ---------------       -----------------

Net (loss) income                         466,079           68,826              71,969              606,874

Accumulated deficit - beginning
   of year                            (6,616,,639)          17,854                 --            (6,598,785)
 Owner's draws                                 --          (52,128)                --               (52,128)
                                  ----------------    --------------    ---------------       -----------------

Accumulated deficit - end of
   year                           $   (6,150,560)     $     34,552      $       71,969        $   (6,044,039)
                                  ================    ==============    ===============       =================

Earnings per common and common equivalent share:
    Net income                       $     .11                 (d)                               $     .14
                                  ================    ==============    ===============       =================

Weighted average shares of
   common stock outstanding          4,294,137                 (d)                               4,294,137
                                  ================    ==============    ===============       =================

                          UCI Medical Affiliates, Inc.
                           Note to Pro Forma Combining
                           Statement of Operations and
                           Accumulated Deficit for the
                          year ended September 30, 1996
                                   (Unaudited)

     1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

     (a.) Net change in physician salary based on the new employment contract between Clifton G. Aycock, M.D. and UCI Medical Affiliates, Inc. compared with Dr. Aycock's draws from his former practice.

     (b.) Addition for amortization of goodwill on a straight line basis over 15 years.

     (c.) Accrued interest on note payable for one month at 8%.

     (d.) Not applicable; Clifton G. Aycock, M.D. was not required to, and did not, compute earnings per share.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Balance Sheet
                                  June 30, 1997
                                   (Unaudited)

The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of June 30, 1997 per the Company's Form 10QSB and Clifton G. Aycock, M.D. as of December 31, 1996 appearing in Item 7(a) of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Clifton G. Aycock, M.D. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.

                                 UCI Medical         Clifton G.           Pro Forma            Pro Forma
                               Affiliates, Inc.     Aycock, M.D.         Adjustments            Combined
                               -----------------  -----------------  --------------------   -----------------
Assets
Cash and cash equivalents      $        119,538   $         22,166   $        (22,166) (a) $
                                                                               (1,500) (a)          118,038

Accounts receivable - net             5,743,707              2,118                ---             5,745,825
Medical supplies inventory              379,647                 --                ---               379,647
Deferred taxes                          197,056                 --                ---               197,056
Prepaid and other assets                445,636                 --                ---               445,636
                               -----------------  -----------------  ------------------    ------------------
      Total current assets            6,885,584             24,284            (23,666)            6,886,202

Property, plant and
   equipment, net                     3,433,218                 --                ---             3,433,218
Deferred taxes                        1,380,126                 --                ---             1,380,126
Goodwill                              5,720,394                 --             42,882  (a)        5,763,276

Other assets                            268,908                 --                ---               268,908
                               =================  =================  ==================    ==================
       Total assets            $     17,688,230   $         24,284   $         19,216      $     17,731,730
                               =================  =================  ==================    ==================
Liabilities and Capital
Current portion - long-term
   debt                        $        854,903   $             --   $         14,000  (a) $        868,903
Accounts payable                      1,627,827                 16                (16) (a)        1,627,827
Accrued payroll                         452,995                 --                ---               452,995
Other accrued liabilities               330,679                 --                ---               330,679
                               -----------------  -----------------  ------------------    ------------------
      Total current                   3,266,404                 16             13,984             3,280,404
   liabilities
Long-term debt, net of current
                                      5,659,476                 --             29,500  (a)        5,688,976
                               -----------------  -----------------  ------------------    ------------------
      Total liabilities               8,925,880                 16             43,484             8,969,380
                               -----------------  -----------------  ------------------    ------------------
Common stock                            260,390                 --                ---               260,390
Owner's equity                               --             24,268            (24,268) (a)               --
Paid-in capital                      14,312,393                 --                ---            14,312,393
Accumulated earnings (deficit)                                                    ---
                                     (5,810,433)                --                     (e)      (5,810,433)
                               -----------------  -----------------  ------------------    ------------------
       Total capital                  8,762,350             24,268            (24,268)            8,762,350
                               -----------------  -----------------  ------------------    ------------------
        Total      liabilities
        and       capital      $     17,688,230   $         24,284   $                     $   17,731,730
                                                                     19,216
                               =================  =================  ==================    ==================

                          UCI Medical Affiliates, Inc.
                   Notes to Pro Forma Combining Balance Sheet
                                  June 30, 1997
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of Clifton G. Aycock, M.D. by UCI Medical Affiliates, Inc. for an aggregate price of $45,000. The purchase occurred on September 1, 1997. The combining balance sheet reflects the balances of UCI at June 30, 1997 and Clifton G. Aycock, M.D. at December 31, 1996. Pro forma adjustments are made to reflect:

(a.)   The assets acquired consisted of:    The purchase price consisted of:

 $         2,118   Accounts receivable         $ 43,500   Note payable
          42,882   Goodwill                       1,500   Cash paid at closing
 =================                             =================
 $        45,000                               $ 45,000
 =================                             =================

     $14,000 of the note payable is recorded as currently due; $29,500 is recorded as non-current.

     Cash deposits ($22,166) were not acquired. Accounts payable ($16) and prior owner's equity ($24,268) were not acquired or assumed.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Statement of
                           Operations and Accumulated
                           Deficit for the nine months
                               ended June 30, 1997
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of June 30, 1997 per the Company's Form 10QSB and Clifton G. Aycock, M.D. as of December 31, 1996 appearing in Item 7(a) of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Clifton G. Aycock, M.D. after giving effect to the pro forma adjustments described in Note 1. Information for the nine months ended June 30, 1997 for Clifton G. Aycock, M.D. is estimated since Clifton G. Aycock, M.D. did not maintain its records on a basis consistent with UCI Medical Affiliates, Inc. This statement should be read in conjunction with each entity's financial statements and footnotes.

                                            UCI
                                          Medical           Clifton G.             Pro Forma             Pro Forma
                                     Affiliates, Inc.      Aycock, M.D.           Adjustments            Combined
                                     ------------------ -------------------    ------------------    ------------------

     Revenue                         $     20,299,676   $        102,792       $             --      $     20,402,468
     Operating costs                       18,876,302             34,453                (57,000) (a)       18,853,755
                                     ------------------ -------------------    ------------------    ------------------
     Operating margin                       1,423,374             68,339                 57,000             1,548,713

     General and administrative
         Expenses                             127,881             17,221                     --               145,102
     Depreciation and amortization            892,372                 --                  2,144  (b)          894,516
                                     ------------------ -------------------    ------------------    ------------------
     Income from operations                   403,121             51,118                 54,856               509,095
     Interest expense, net                   (570,951)                --                 (3,245) (c)         (574,196)
     Gain on equipment                          8,809                 --                     --                 8,809
                                     ------------------ -------------------    ------------------    ------------------
     Income(loss) before income tax
                                             (159,021)            51,118                 51,611               (56,292)
      Income tax benefit                      499,148                 --                     --               499,148
                                     ------------------ -------------------    ------------------    ------------------

     Net income                               340,127             51,118                 51,611               442,856

     Accumulated deficit -
        beginning of period                (6,150,560)            31,981                     --            (6,118,579)
     Owner's draws                                 --            (58,831)                    --               (58,831)
                                     ------------------ -------------------    ------------------    ------------------
     Accumulated deficit - end of
        period                       $     (5,810,433)            24,268                 51,611      $     (5,734,554)
                                     ================== ===================    ==================    ==================
                                                                                                              (f)
     Earnings per common and common equivalent share:
         Net income                  $            .07                  (d)                           $            .10
                                     ================== ===================    ==================    ==================
                                                                                                              (a)
     Weighted average shares of                                                                               (a)
        common stock outstanding
                                            4,819,527                (d)                                    4,313,650
                                     ================== ===================    ==================    ==================

                          UCI Medical Affiliates, Inc.
                      Note to Pro Forma Combining Statement
                          of Operations and Accumulated
                           Deficit for the nine months
                               ended June 30, 1997
                                   (Unaudited)

     1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

     (a.) Net change in physician salary based on the new employment agreement between Clifton G. Aycock, M.D. and UCI Medical Affiliates, Inc. compared with Dr. Aycock's draws from his former practice.

     (b.) Addition for nine months amortization of goodwill on a straight line basis over 15 years.

     (c.) Accrued interest on note payable for nine months at 8%.

     (d.) Not applicable; Clifton G. Aycock, M.D. was not required to, and did not, compute earnings per share.

                                   SIGNATURES



Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.



         UCI Medical Affiliates, Inc.
                  (Registrant)



/s/ Marion F. McFarland, III, M.D.          /s/ Jerry F. Wells, Jr.
Marion F. McFarland, III, M.D.             Jerry F. Wells, Jr., CPA
President, Chief Executive Officer and     Executive Vice President of
Chairman of the Board                      Finance and Chief Financial Officer



Date:             September 1, 1998